                                                             Exhibit 10.14

                           TRADEMARK LICENSE AGREEMENT

      This License Agreement, made and entered into effective September 2, 1988, between and among Hershey Foods Corporation, a Delaware corporation (hereinafter called "Hershey"), Dogwood Restaurants, Inc., a Delaware Corporation (hereinafter called "Licensor"), and Dogwood II, Inc., a wholly owned subsidiary of Tennessee Restaurant Company (hereinafter called "Licensee").

                                   WITNESSETH:

      WHEREAS Licensor is the owner of certain trademarks, trade names, service marks and packaging trade dress used in connection therewith; and

      WHEREAS Licensee wishes to obtain a sole and exclusive license of said trademarks, trade names, service marks and packaging trade dress used in connection therewith for use in connection with its products and services.

      WHEREAS, Licensor and Licensee desire to safeguard, promote and maintain the good will and excellent reputation for quality now associated with the services and goods sold under the Trademarks (as hereinafter defined) and desire to safeguard and maintain the Trademarks.

      NOW, THEREFORE, the parties do hereby agree as follows:

1.    Definitions.

      "Trademarks" shall mean collectively all of the trademarks, tradenames and service marks listed on Schedule A hereto and any packaging trade dress used in connection with such trademarks.

      "Licensee's Products" means any food product, packaging or other product or service now or hereafter manufactured, distributed, sold or provided by Licensee or any sub-licensee.

      "Licensed Territory" shall be worldwide.

2.    Grant.

      (a) Licensor hereby grants to Licensee the sole and exclusive license of the Trademarks upon and in connection with the manufacture, advertising, distribution and sale of any of Licensee's Products in the Licensed Territory and to sub-license the Trademarks to others for use in connection with the Licensee's Products in the Licensed Territory provided the quality control protections afforded by this Agreement are incorporated in any such sub-license.

      (b) All proprietary rights and goodwill in the Trademarks shall inure to the benefit of Licensor and not Licensee. Licensee shall acquire no property rights in the Trademarks by reason of its use thereof, and if, by operation of law, or otherwise, Licensee is deemed to or appears to own any property rights in any of the Trademarks, Licensee shall, at Licensor's request, execute any and all documents necessary to confirm or otherwise establish Licensor's rights therein.

      (c) License shall have all the proprietary rights of Licensor to make, or to have made and to sell Licensee's Products: (1) using the Trademarks, (2) combining the Trademarks with a trademark, name or logo of Licensee in the Licensed Territory, any use of both trademarks being subject to the provisions of Section 3 hereof, and provided such use does not create confusion as to the source of the goods or services associated therewith, or

(3) using any trademark of Licensee's choosing. All rights and title in the Licensee's use of a trademark other than the Trademarks shall be in Licensee.

      (d) Nothing in this Agreement shall be construed to require Licensee to use the Trademarks on or in connection with any of Licensee's Products.

3.    Provisions Relating to the Use of the Trademarks By Licensee.

      (a) Licensee (and any sub-licensee) may use the Trademarks on all of Licensee's Products distributed by Licensee or any sub-licensee and on all menus, labeling, packaging, advertising and promotional materials used in connection with Licensee's Products. The Trademarks and any trademark(s) of Licensee may be used on the same package in a manner not detrimental to Licensor's ownership of and goodwill in the Trademarks.

      (b) Licensee covenants that all of Licensee's products associated with the Trademarks shall be of a high standard and quality so as to reflect favorably upon the businesses of both Licensor and Licensee and the goodwill associated with the Trademarks, and Licensor, to insure conformance herewith, shall have the right of inspection and the right to receive from Licensee a reasonable number of samples of products and advertising material, all upon reasonable notice to Licensee. If it is determined through reasonable inspection that any of Licensee's Products associated with the trademarks are not of a high standard and quality, Licensee agrees to cooperate with Licensor in facilitating a return of such products to a high standard and quality.

4.    Terms of Payment.

      Licensee hereby agrees to pay Licensor a fee of $37,500,000, due upon execution of this Agreement, for the license granted herein. The parties acknowledge this payment, as well as the mutual promises made herein, as full and adequate consideration for this Agreement.

5.    Registration and Protection of Trademarks.

      (a) Licensee has agreed to be bound by the terms and conditions of this Agreement and recognizes and acknowledges Licensor's exclusive ownership and title to the Trademarks and the value of the associated goodwill. Licensee agrees that it will not challenge the title of any rights of Licensor in and to the Trademarks in the Licensed Territory or make any claim or take any action adverse to Licensor's rights therein, or challenge the validity of this Agreement. Licensee further agrees that its every use of the Trademarks in the Licensed Territory shall inure to the benefit of Licensor.

      (b) Licensee agrees to cooperate fully and in good faith with Licensor and to execute such documents as Licensor reasonably requests for the purpose of securing and preserving Licensor's rights in and to the Trademarks in the Licensed Territory. Notwithstanding anything to the contrary contained herein, Licensor makes no claim and asserts no rights to the Trademarks outside of the Licensed Territory.

      (c) Licensor shall use reasonable efforts to obtain and maintain registrations for the Trademarks in the Licensed Territory to the extent available in accordance with the terms and conditions of this Agreement. All costs of protection and registration of the Trademarks shall be borne by licensee.

      (d) Licensor and Licensee agree, both during and after the term of this Agreement, to cooperate fully and in good faith with each other and to execute such documents as either party reasonably requests for the purpose of securing and preserving Licensor's rights in and to the Trademarks.

      (e) Licensor and Licensee shall each promptly notify the other of any event or action of which it obtains knowledge which might constitute any infringement, counterfeit or unfair competition with request to the Trademarks. Licensor may take action, but shall be under no obligation to take any action, with respect to any such infringement, counterfeit or unfair competition. If Licensor or Licensee elects to commence any action or proceeding to protect the Trademarks in the Licensed Territory, each party shall cooperate fully with the other to whatever extent is necessary to prosecute such action or proceeding, but in any event all expenses (including attorney's fees) and costs incurred in any such actions or proceedings whether commenced by Licensee or Licensor shall be borne by Licensee. Each party shall keep the other advised of the status of such actions or proceedings. Recoveries in such actions or proceedings shall be for the account of Licensee to the extent of the expenses which it has borne; any recovery in excess of such expenses shall be for the account of the damaged party or parties.

6.    Term of License.

      This Agreement and the licenses hereby granted shall become effective immediately upon the execution hereof and, unless extended as hereinafter provided, shall expire on the anniversary date hereof in 2028. At any time within 180 days prior to the anniversary date hereof in 2028, Licensee shall have the right, upon written notice to Licensor and the payment to Licensor of $20,000,000 dollars not later than sixty (60) days after the date of notice, to extend the term of this Agreement and the licenses hereby granted to the anniversary date hereof in 208. Should Licensee not wish to exercise the foregoing option, then the payment of $20,000,000 dollars need not be made.

7.    Licensor's Representations, Warranties and Covenants.

      In further consideration of Licensee's entering into this License Agreement, Licensor represents and covenants as follows:

      (a) The Licensor has the corporate power to execute, deliver and perform its obligations under this License Agreement, and has taken all corporate action necessary to permit it to do so.

      (b) Licensor shall not make use of the Trademarks on any of its products or in any other manner without the prior written consent of the Licensee.

      (c) Licensor represents that, to the best of its knowledge, the Trademarks do not, as of the date hereof, infringe any contract, copyright, trademark or other property right of any third party in the areas and on the products with respect to which the Trademarks are actually being used by Licensor.

8.    Licensee's Representations, Warranties and Indemnity.

      Licensee represents and warrants that:

      (a) The execution and delivery of this Agreement and the performance by Licensee of the transactions contemplated hereby have been duly authorized by all appropriate corporate action.

      (b) The performance by Licensee of any of the terms and conditions of this Agreement on its part to be performed will not constitute a breach or violation of any other agreement or understanding, written or oral, to which it is a party.

      (c) Licensor will not be liable for any third party infringement claims based upon Licensee's use of the Trademarks on new products or services or in new areas.

9.    Indemnification by Licensor.

      Licensor agrees to indemnify and hold harmless Licensee from and against any and all claims, liabilities, costs, damages and expenses, including attorney's fees and accrued costs incurred by Licensee in connection with or arising from (a) any breach by Licensor of any of its covenants contained in this Agreement, and (b) any breach of any representation or warranty of Licensor contained in this Agreement.

10.   Indemnification by Licensee.

      Licensee agrees to indemnify and hold harmless Licensor from and against any and all claims, liabilities, costs, damages and expenses, including attorney's fees and court costs, incurred by Licensor in connection with or arising from (a) any breach by Licensee of any of its covenants contained in this Agreement, and (b) any breach of any representation or warranty of Licensee contained in this Agreement.

11.   Rights Upon Termination or Expiration.

      Upon expiration of this Agreement, Licensee shall have the right to sell or otherwise dispose of existing products bearing the Trademarks, components and raw materials related thereto within a reasonable period of time. Except as required in connection with such sales and dispositions,

Licensee will, on expiration of this License Agreement, discontinue and cease to use the Trademarks and not initiate any promotional activities relating thereto.

12.   Benefit and Assignment.

      This Agreement is not assignable to any party without the consent of the remaining parties, provided, however, that (a) such consent will not be unreasonably withheld nor any compensation nor consideration be expected or required therefor, (b) Licensee may assign to another party in its own corporate group or to any of its affiliates, as long as it remains liable for the obligation hereunder, and (c) Licensor may assign its rights hereunder directly to Hershey or indirectly through an intermediate assignment to an affiliated company who shall make a further assignment to Hershey, but thereafter Hershey may not assign its rights other than under clause (a) above.

13.   Applicable Law.

      This Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware without reference to choice of law rules.

14.   Waivers.

      The failure of either party to insist upon the strict performance of the terms, conditions and provisions of this Agreement shall not be a waiver of future compliance or a waiver of any other provisions hereof. No waiver by either party of any provisions hereof shall be deemed to have been made unless expressed in writing and signed by a duly authorized officer of such party.

15.   Notice.

      Any notice or communication required or permitted to be sent hereunder shall be duly made and shall be valid and effective if in writing and sent by certified or registered mail, postage prepaid, or if delivered:

      (a)   If to Licensee:

            Dogwood II, Inc.
            1855 Boston Road
            Wilbraham, Massachusetts 01095
            Attention:  General Counsel

      (b)   If to Licensor:

            Dogwood Restaurants, Inc.
            1855 Boston Road
            Wilbraham, Massachusetts 01095
            Attention:  General Counsel

      (c)   If to Hershey Foods Corporation:

            Hershey Foods Corporation
            100 Mansion Drive
            Hershey, Pennsylvania 17033-0810
            Attention:  General Counsel

16.   Miscellaneous.

      (a) No modifications, amendments or supplements to this agreement shall be effective for any purpose unless duly recorded in writing and signed by authorized representatives of all parties hereto or their successors or assigns.

      (b) If any provision of this Agreement should be invalid or inoperable, this shall not affect the validity of the remaining provisions of this Agreement. The parties hereto shall in such event use their best efforts to substitute for any invalid or inoperable provision a valid or operable arrangement which achieves results as nearly equivalent as possible to the invalid or inoperable provision.

      (c) Nothing contained herein shall be construed to place the parties in the relationship of agents, partners or joint venturers.

17.   Counterparts and Other Agreements.

      This Agreement may be executed in one or more counterparts, each of which shall be considered an original.

18.   Hershey Guarantee.

      By its execution hereof, Hershey guarantees to Licensee the performance by Licensor of its obligations under this Agreement.

19.   TRC Guarantee

      By its execution hereof, TRC guarantees to Licensor, and its assignee, the performance by Licensee of all of Licensee's duties and obligations under this Agreement.

      IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.


                                       DOGWOOD RESTAURANTS, INC.



                                       /s/ Thomas C. Fitzgerald
                                       -----------------------------------------
                                       By:


                                       HERSHEY FOODS CORPORATION



                                       /s/ [ILLEGIBLE]
                                       -----------------------------------------
                                       By:



                                       TENNESSEE RESTAURANT COMPANY


                                       /s/ [ILLEGIBLE]
                                       -----------------------------------------
                                       By:

                                       DOGWOOD II, INC.



                                       /s/ [ILLEGIBLE]
                                       -----------------------------------------
                                       By:

                                   SCHEDULE A
                                   ----------

                              FEDERAL REGISTRATIONS
                              ---------------------

REGISTRATION NUMBER                                    MARK
-------------------                                    ----

845,093                             FRIBBLE and Design (TM)
1,010,077                           CLAMBOAT (SM)
1,015,495                           FISHAMAJIG (SM)
1,072,831                           FRIBBLE (TM)
1,093,903                           CLAMBOAT (TM)
1,100,306                           FISHAMAJIG (TM)
1,245,504                           A.M. FRIES (TM) (Section 8 affidavit
                                        not to be filed as of 7/12/89)
1,245,629                           A.M. FRIES (SM) (Section 8 affidavit
                                        not to be filed as of 7/12/89)
1,262,053                           GREAT AWAKENINGS (SM)
1,282,706                           CREAMY COW (TM)
1,286,573                           Design of Wizard Character (SM)
1,313,682                           WATTAMELON ROLL (TM)
1,346,611                           HAPPY ENDING (TM)
1,420,679                           DUTCH FUDGE ROLL (TM)
1,459,665                           FLAVORLAND (SM)

                               STATE REGISTRATIONS
                               -------------------

State                  Registration Number                           Mark
-----                  -------------------                           ----

CONNECTICUT            251                           BIG BEEF (TM)
-----------            3260                          CLAMBOAT (TM)
                       2570                          FISHAMAJIG (TM)
                       4659                          FRIBBLE with Design (TM)

DELAWARE               TM 158-19                     BIG BEEF (TM)
--------               TM 161-14                     CLAMBOAT (TM)
                       TM 158-21                     FISHAMAJIG (TM)
                       TM 158-20                     FRIBBLE (TM)

FLORIDA                TO8381                        BIG BEEF (TM)
-------                TO8380                        CLAMBOAT (TM)
                       TO8379                        DUTCH FUDGE ROLL (TM)
                       TO8378                        FISHAMAJIG (TM)
                       TO8373                        FRIBBLE (TM)
                       TO8386                        GREAT AWAKENINGS (SM)
                       TO8374                        HAPPY ENDING (TM)
                       TO8387                        WATTAMELON ROLL (TM)

ILLINOIS               45479                         CLAMBOAT (SM)
--------               45478                         FISHAMAJIG (TM)
                       45473                         FRIBBLE with Design (TM)

INDIANA                5009-734                      BIG BEEF (TM)
-------                5009-733                      CLAMBOAT (TM)
                       5009-735                      FISHAMAJIG (TM)
                       5009-757                      FRIBBLE (TM)

MAINE                  820011T                       BIG BEEF (TM)
-----                  820010T                       CLAMBOAT (TM)
                       850144T(R)                    FISHAMAJIG (TM)
                       820008T                       FRIBBLE (TM)

MARYLAND               81-5776                       BIG BEEF (TM)
--------               84-6256                       CLAMBOAT (TM)
                       81-5774                       FISHAMAJIG (TM)
                       81-5775                       FRIBBLE (TM)

MASSACHUSETTS          29083                         A.M. FRIES (SM) not to be
-------------                                        renewed as of January 8,
                                                     1989
                       29089                         A.M. FRIES (TM) not to be
                                                     renewed as of January 8,
                                                     1989
                       29085                         AT LAST, FAST FOOD AT FAST
                                                     FOOD PRICES (SM) not to be
                                                     renewed as of January 8,
                                                     1989

                       29084                         BACON-EGGER (SM) not to be
                                                     renewed as of January 8,
                                                     1989
                       29090                         BACON-EGGER (TM) not to be
                                                     renewed as of January 8,
                                                     1989
                       35549                         BIG BEEF (TM)
                       29086                         BREAKFAST (SM) not to be
                                                     renewed as of January 8,
                                                     1989
                       29082                         BREAKFAST (TM) not to be
                                                     renewed as of January 8,
                                                     1989
                       29081                         BURGERBLAST (SM) not to be
                                                     renewed as of January 8,
                                                     1989
                       29088                         BURGERBLAST (TM) not to be
                                                     renewed as of January 8,
                                                     1989
                       34981                         CLAMBOAT (TM)
                       31451                         FISHAMAJIG (TM)
                       36266                         FRIBBLE (TM)
                       29087A                        SPECIAL'S (SM) not to be
                                                     renewed as of January 8,
                                                     1989
                       29087                         SPECIAL'S (TM) not to be
                                                     renewed as of January 8,
                                                     1989

MICHIGAN               M83-002                       BIG BEEF (TM)
--------               M28-006                       CLAMBOAT (TM)
                       M64-011                       FISHAMAJIG (TM)
                       M44-012                       FRIBBLE (TM)

NEW HAMPSHIRE                                        BIG BEEF (TM)
-------------                                        CLAMBOAT (TM)
                                                     FISHAMAJIG (TM)
                                                     FRIBBLE (TM)

NEW JERSEY                                           BIG BEEF (TM)
----------                                           CLAMBOAT (TM)
                                                     FISHAMAJIG (TM)
                                                     FRIBBLE (TM)

NEW YORK               R-12853                       BIG BEEF (TM)
--------               R-22216                       CLAMBOAT (TM)
                       R-20261                       FISHAMAJIG (TM)
                       R-11852                       FRIBBLE (TM)

OHIO                   SM 1980                       CLAMBOAT (TM)
----                   TM 7147                       FISHAMAJIG (TM)
                       TM 7149                       FRIBBLE (TM)

PENNSYLVANIA           3-1-75; 11-534                CLAMBOAT (TM)
------------           81-34 1684                    FISHAMAJIG (TM)
                       81-34 1690                    FRIBBLE (TM)

RHODE ISLAND           85-3-1                        CLAMBOAT (TM)
------------           81-3-20                       FISHAMAJIG (TM)
                       76-6-47                       FRIBBLE (TM)

VERMONT                4447                          BIG BEEF (TM)
-------                4615                          CLAMBOAT (TM)
                       4440                          FISHAMAJIG (TM)
                       4585                          FRIBBLE (TM)

VIRGINIA                                             BIG BEEF (TM)
--------                                             CLAMBOAT (TM)
                                                     FISHAMAJIG (TM)
                                                     FRIBBLE (TM)

                             UNREGISTERED TRADEMARKS
                             -----------------------

SCOOPY
RISE 'N SHINE
CLASSIC with Design
EXPRESS LUNCH
MERRY MINT with Design
ORIGINAL with Design
PASTA PLEASERS
SILVER SERVICE
ULTIMATE with Design

                      ASSIGNMENT OF MARKS REGISTERED IN THE
                    UNITED STATES PATENT AND TRADEMARK OFFICE

                                   ASSIGNMENT

      WHEREAS, Friendly Ice Cream Corporation, a Massachusetts corporation, having a principal place of business at 1855 Boston Road, Wilbraham, Massachusetts 01095, is the owner of the trademarks and service marks set forth on Schedule A attached hereto which are registered in the United States Patent and trademark office;

      WHEREAS, in order to effectuate a dividend, Friendly Ice Cream Corporation wishes to assign to Hershey Foods Corporation, a Delaware corporation, having a principal place of business at 100 Mansion Road East, Hershey, Pennsylvania 17033, all its right, title and interest in and to the marks; and

      WHEREAS, Hershey Foods Corporation is desirous of acquiring said marks and the registrations therefor.

      NOW, THEREFORE, for good and valuable consideration, Friendly Ice Cream Corporation does hereby assign and transfer to Hershey Foods Corporation all right, title and interest in and to the marks set forth on Schedule A attached hereto, together with the good will of the business symbolized by the marks and the identified registrations therefor, together with all rights of action accrued and to accrue under and by virtue hereof, including the right to sue and recover for past infringement of said marks.

      IN WITNESS WHEREOF, this Assignment has been executed as of the 2nd day of September, 1988.

Attest:                                FRIENDLY ICE CREAM CORPORATION


/s/ Daniel J. Killi                    By: /s/ William Lehr, Jr.
---------------------------------         ---------------------------------
Daniel J. Killi                            William Lehr, Jr.
Assistant clerk                            Clerk

COMMONWEALTH OF PENNSYLVANIA )
                             : ss.
COUNTY OF DAUPHIN            )

      On this 2nd day of September , 1988, before me personally appeared William Lehr, Jr. , to me known, who, being by me duly sworn, did depose and say that he is Clerk of Friendly Ice Cream Corporation, a corporation of the Commonwealth of Massachusetts, the corporation described in and on whose behalf he executed the foregoing instrument, and the he executed said instrument for the purposes contained therein under authority of the Board of Directors of said corporation.


                                            /s/ [ILLEGIBLE]
                                            ---------------------------------
                                                     Notary Public
                                            My Commission Expires: 5/29/89
                                            Derry Twp.- Dauphin Co.-PA.